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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 16, 2000


                        IL FORNAIO (AMERICA) CORPORATION
               (Exact name of Company as specified in its charter)


           Delaware                       0-29410                94-2766571
(State or other jurisdiction of     (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                         770 TAMALPAIS DRIVE, SUITE 400
                         CORTE MADERA, CALIFORNIA 94925
               (Address of principal executive offices) (Zip code)


                                 (415) 945-0500
                (Company's telephone number, including area code)



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Item 5. Other Events.

         The Company's press release dated December 1, 2000, entitled "Il Fornaio Announces Stockholder Lawsuit," is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         Exhibit No.       Description
         -----------       -----------

            99.1           Press release of the Company dated December 1, 2000.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IL FORNAIO (AMERICA) CORPORATION
                                    (Company)


Date:  December 4, 2000             By: /s/ Peter Hausback
                                        ----------------------------
                                            PETER HAUSBACK
                                            Chief Financial Officer











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